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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549




                                       FORM 8-K




                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934






Date of Report (Date of earliest event reported)   November 4, 1996
                                                ----------------------------

                             NORTECH SYSTEMS INCORPORATED
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                (Exact name of registrant as specified in its charter)


   Minnesota                         0-13257                    41-1681094
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(State or other jurisdiction      (Commission                     (IRS Employer
of incorporation)                 File Number)              Identification No.)


641 East Lake Street, Suite 244, Wayzata, MN             55391
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(Address of executive offices)              (Zip Code)


Registrant's telephone number, including area code     (612) 473-4102
                                                   --------------------

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On November 4, 1996, the Registrant acquired substantially all of the assets of Zercom Corporation ("Zercom"). The assets consisted of inventory, equipment, real estate and other tangible and intangible assets of Zercom, excluding cash, accounts receivable and certain other assets. The assets were used by Zercom in its business of manufacturing circuit boards, electro-mechanical cable assemblies for various applications, and certain proprietary products such as fish locators and in-engine displays. The Registrant intends to continue such uses.

    The purchase price for the assets was $6,500,000. The price was determined by negotiations between the Registrant and the seller. $1,500,000 of the purchase price was paid at closing through funds obtained by means of a $3,000,000 loan to the Registrant from Northern National Bank of Bemidji, Minnesota. The portion of the loan not used for the $1,500,000 initial payment will be used for working capital purposes. The balance of the purchase price will be paid pursuant to a promissory note in the amount of $5,000,000 payable semi-annually over five (5) years.

    There is and was no material relationship between Zercom, or any of its affiliates, and any director or officer of the Registrant, or any associate of such director or officer.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    It is impracticable to provide the required financial statements for the acquired business at the time this report on Form 8-K is filed. The Registrant will file the required financial statements as soon as practicable, but not later than 60 days after this report on Form 8-K is filed.

    (b)  PROFORMA FINANCIAL INFORMATION.

    The response to Item 7(a) above applies to proforma financial information as well.

    (c)  EXHIBITS.

    (2) Asset Purchase Agreement between Registrant, Zercom and Communication Systems, Inc., the sole shareholder of Zercom dated September 30, 1996, including Amendment No. 1 to Asset Purchase Agreement.

    (99-1)    Press Release dated November 4, 1996 relating to acquisition.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTECH SYSTEMS INCORPORATED

                                       By /s/ Quentin E. Finkelson
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                                       Quentin E. Finkelson, President,
                                       Chairman and Chief Executive
                                       Officer


Dated:  November 12, 1996.